SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): January 23, 1998

                               INAMED CORPORATION
- ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       FLORIDA                    1-9741         59-0920629
- ------------------------------------------------------------------------------
(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)

                      3800 Howard Hughes Parkway, Suite 900
                             Las Vegas, Nevada 89109
- ------------------------------------------------------------------------------
                     Address of principal executive offices


Registrant's telephone number, including area code: (702) 791-3380


                                       N/A
- ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  OTHER EVENTS.

     On January 23, 1998, Inamed Corporation (the "Issuer") issued a news release, disclosing that Richard G. Babbitt has joined the Issuer as President and Chief Executive Officer and Ilan K. Reich has joined the Issuer as Executive Vice President and that Messrs. Babbitt and Reich have been appointed to the Issuer's Board of Directors.

     For  additional   information   concerning  the  new  executive  and  board
appointments, reference is made to the news release, which is attached hereto as an exhibit.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

         99.1  News Release of Inamed Corporation dated January 23, 1998.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INAMED CORPORATION



Dated: January 28, 1998                 By:/s/ Donald K. McGhan
                                           ----------------------------------
                                        Name: Donald K. McGhan
                                        Title: Chairman and Chief
                                               Executive Officer

                                  EXHIBIT INDEX

     99.1  News Release of Inamed Corporation dated January 23, 1998.


                                     Page 4